Shareholders' Equity	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Shareholders' Equity

7.             Shareholders’ Equity

Common Stock

At December 31, 2010, STAG Industrial, Inc. had 110 shares of common stock outstanding at a par value of $0.01.  The shares were redeemed concurrently with the Formation Transactions.  On April 20, 2011, we completed the Offering of our common stock.  The Offering resulted in the sale of 13,750,000 shares of our common stock at a price of $13.00 per share. The Company received net proceeds of $166.3 million, reflecting gross proceeds of $178.8 million, net of underwriting fees of $12.5 million. We incurred formation transaction costs and offering costs of $6.4 million.  On May 13, 2011, the underwriters of the Company’s Offering exercised their option to purchase an additional 2,062,500 shares of common stock at $13.00 per share, generating an additional $26.8 million of gross proceeds and $25 million in net proceeds after the underwriters’ discount and offering costs. The total gross proceeds to the Company from the Offering and the exercise of the overallotment option resulted in approximately $205.6 million.  Total underwriters’ discounts, commissions and offering costs of $17.0 million are reflected as a reduction to additional paid-in capital in the consolidated balance sheet of the Company. Total formation transaction costs incurred and paid were $3.7 million.

Preferred Stock

The Company is authorized to issue 10,000,000 shares of preferred stock at a par value of $0.01 per share.  At June 30, 2011, there were no shares of preferred stock issued or outstanding.

Restricted Stock-Based Compensation

Concurrently with the closing of the Offering, we made grants of restricted shares of our common stock to certain employees of the Company.  These awards were made pursuant to our 2011 Equity Incentive Plan (the “2011 Plan”).  At such time, we granted to such employees a total of 80,809 restricted shares that are subject to time-based vesting with a fair value of $1.0 million.  The awards subject to time-based vesting will vest, subject to the recipient’s continued employment, in five equal installments on each anniversary of the date of grant.  Holders of restricted stock have voting rights and rights to receive dividends. Restricted stock may not be sold, assigned, transferred, pledged or otherwise disposed of and is subject to a risk of forfeiture prior to the expiration of the applicable vesting period. The restricted stock fair value on the date of grant is amortized on a straight-line basis as stock-based compensation expense over the service period during which term the stock fully vests.

None of the restricted shares were vested as of June 30, 2011.  We recognize non-cash compensation expense ratably over the vesting period, and accordingly, we recognized $39 in non-cash compensation expense for the period April 20 to June 30, 2011.  We recognized zero non-cash compensation expense for the periods April 1 to April 19, 2011 and January 1 to April 19, 2011.  Unrecognized compensation expense for the remaining life of the award was $0.9 million. As of June 30, 2011, there were no forfeitures of restricted shares.

All of our directors have elected to receive common shares in lieu of cash for their fees for serving as members and/or chairmen of various committees for the period ended June 30, 2011 and for the remaining quarters of 2011.

3. Shareholders' Equity

        From the date of inception, the Company has issued 110 common shares for $2,200 in two separate transactions with related parties. The Company has authorized the issuance of 10,000,000 shares of preferred stock at $0.01 par value per share. Upon completion of the Formation Transactions, the 110 common shares were redeemed. There are currently no preferred shares issued or outstanding.